THIS CERTIFIES THAT is the owner of CUSIP DATED COUNTERSIGNED AND REGISTERED: COMPUTERSHARE TRUST COMPANY, N.A. TRANSFER AGENT AND REGISTRAR, FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $0.10, OF transferable on the books of the Corporation by the holder hereof in person or by a duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar. WITNESS the seal of the Corporation and the signatures of its duly authorized officers. COMMON STOCK PAR VALUE $0.10 COMMON STOCK SEE REVERSE FOR CERTAIN DEFINITIONS Certificate Number Shares . KEMPER INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE President and Chief Executive Officer Secretary By AUTHORIZED SIGNATURE 1990 DELAWARE K E M PE R CO RPORATIO N THIS CERTIFICATE IS TRANSFERABLE IN CANTON, MA, JERSEY CITY, NJ AND COLLEGE STATION, TX ZQ|CERT#|COY|CLS|RGSTRY|ACCT#|TRANSTYPE|RUN#|TRANS# 488401 10 0 DD-MMM-YYYY * * 0 0 0 0 0 0 * * * * * * * * * * * * * * * * * * * * * 0 0 0 0 0 0 * * * * * * * * * * * * * * * * * * * * * 0 0 0 0 0 0 * * * * * * * * * * * * * * * * * * * * * 0 0 0 0 0 0 * * * * * * * * * * * * * * * * * * * * * 0 0 0 0 0 0 * * * * * * * * * * * * * * ** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Sample **** Mr. Sample **000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares*** *000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares**** 000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****0 00000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****00 0000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000 000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****0000 00**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****00000 0**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000 **Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000* *Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000** Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**S ***ZERO HUNDRED THOUSAND ZERO HUNDRED AND ZERO*** MR. SAMPLE & MRS. SAMPLE & MR. SAMPLE & MRS. SAMPLE ZQ00000000 Certificate Number s 1234567890/123456789 0 1234567890/123456789 0 1234567890/123456789 0 1234567890/123456789 0 1234567890/123456789 0 1234567890/123456789 0 Total Transactio n Num/No . 123456 Denom . 123456 Tota l 1234567 MR A SAMPL E DESIGN ATION (IF ANY ) ADD 1 ADD 2 ADD 3 ADD 4 PO BOX 43004, Providence, RI 02940-3004 CUSI P XXXXXX XX X Holder ID XXXXXXXXX X Insurance Value 1,000,000.0 0 Number of Share s 12345 6 DT C 12345678 12345678901234 5

The IRS requires that we report the cost basis of certain shares acquired after January 1, 2011. If your shares were covered by the legislation and you have sold or transferred the shares and requested a specific cost basis calculation method, we have processed as requested. If you did not specify a cost basis calculation method, we have defaulted to the first in, first out (FIFO) method. Please visit our website or consult your tax advisor if you need additional information about cost basis. If you do not keep in contact with us or do not have any activity in your account for the time periods specified by state law, your property could become subject to state unclaimed property laws and transferred to the appropriate state. . The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations: TEN COM - as tenants in common UNIF GIFT MIN ACT- . . . . . . . . . .Custodian . . . . . . . . . . . . . . . TEN ENT - as tenants by the entireties under Uniform Gifts to Minors Act . . . . . . . . . . . . . JT TEN - as joint tenants with right of survivorship UNIF TRF MIN ACT . . . . . . . . . . . . . . .Custodian (until age. . . ). . . . . . . . . . . and not as tenants in common (Cust) (Minor) under Uniform Transfers to Minors Act. . . . . . . . . . (State) Additional abbreviations may also be used though not in the above list. For value received, ____________________________hereby sell, assign and transfer unto ________________________________________________________________________________________________________________________________ ________________________________________________________________________________________________________________________________ ________________________________________________________________________________________________________________________________ _______________________________________________________________________________________________________________________ Shares _______________________________________________________________________________________________________________________ Attorney Dated: __________________________________________20__________________ Signature: ____________________________________________________________ Signature: ____________________________________________________________ Notice: The signature to this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatever. (Cust) (Minor) (State) PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE) of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises. KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE. Signature(s) Guaranteed: Medallion Guarantee Stamp THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15. KEMPER CORPORATION The Corporation is authorized to issue Common Stock and Preferred Stock. The Board of Directors of the Corporation has authority to fix the number of shares and the designation of any series of Preferred Stock and to determine or alter the rights, preferences, privileges, and restrictions granted to or imposed upon any unissued shares of Preferred Stock. A statement of the rights, preferences, privileges, and restrictions granted to or imposed upon the respective classes or series of shares and upon the holders thereof as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of determination, the number of shares constituting each class and series, and the designations thereof, may be obtained by the holder hereof without charge and upon request to the Transfer Agent or the Corporation at its principal office.